DEBT	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
DEBT

10. DEBT

Long-term debt

The Company’s long-term debt obligations consist of the following (in US$ thousands):

	December 31, 2024	December 31, 2023

Secured Term Loan	$322,500	$387,000
Secured Revolving Credit Facility	-	10,000
Borrowings from Long-Term 24 Month Working Capital Facilities	4,235	11,479
Less: unamortized debt issuance costs	(3,613)	(5,170)
Total loans and borrowings	323,122	403,309
Less: current installments	(68,735)	(71,744)
Long-term debt, net of unamortized debt issuance costs and excluding current installments	$254,387	$331,565

2021 Secured Facilities Agreement

On November 4, 2021, the Company entered into a $860 million Secured Facilities Agreement (the “2021 Secured Facilities Agreement”). At inception, the $860 million 2021 Secured Facilities Agreement consisted of a $430 million term loan due by November 4, 2027 (the “Term Loan” or “Secured Term Loan”), a $80.0 million revolving credit facility due by November 4, 2025 (“RCF” or “Secured Revolving Credit Facility”), and a $350 million working capital facility that renews annually by mutual agreement of the Lenders and the Company. Deferred debt issuance costs totaling $3.7 million and $5.3 million as of December 31, 2024, and December 31, 2023, respectively, have been assigned ratably to the term, revolving and working capital facilities and will be amortized to interest expense over periods of 6, 4, and 1 year(s), respectively. The amounts are shown as contra liabilities in the accompanying Consolidated Balance Sheets.

Borrowings under the Term Loan and RCF facilities incur interest based on the secured overnight financing rate (“SOFR”) for U.S. dollar denominated borrowings or the Saudi Arabian Interbank Offered Rate (“SAIBOR”) for Saudi Arabia Riyal borrowings plus 2.6% to 3.0% per annum, varying based on the Company’s Net Debt / EBITDA ratio as defined in the 2021 Secured Facilities Agreement. As of December 31, 2024, and December 31, 2023, this resulted in interest rates of 7.67% and 8.23%, respectively, for U.S. dollar denominated borrowings, and interest rates of 8.18% and 8.58%, respectively, for Saudi Arabian Riyal borrowings.

The RCF was obtained for general corporate and working capital purposes including capital expenditure related requirements and acquisitions (including transaction related expenses). The RCF requires the payment of a commitment fee each quarter. The commitment fee is computed at the rate of 25% of the margin on the facility lender’s available commitment for the relevant quarter. Under the terms of the RCF, the final settlement is due by November 4, 2025. The Company is permitted to make any prepayment under this RCF in multiples of $5.0 million during this 4-year period up to November 4, 2025. Any unutilized balances from the RCF can be drawn down again during the 4-year tenure at the same terms. The Term Loan permits prepayment but once repaid, amounts may not be redrawn. As of December 31, 2024, and December 31, 2023, the Company had drawn $322.5 million and $387.0 million, respectively, of the Term Loan, and $0.0 (zero) million and $10.0 million, respectively, of the RCF. Additionally, as of December 31, 2024, and December 31, 2023, the Company had $80.0 million and $70.0 million, respectively, available to be drawn under the RCF.

The 2021 Secured Facilities Agreement also includes a working capital facility of $305 million and $325 million as of December 31, 2024, and December 31, 2023, respectively, for issuance of letters of guarantee, letters of credit and refinancing letters of credit into debt over a period of no more than two years, which carries an interest rate equal to SOFR for U.S. dollar denominated borrowings, or SAIBOR for Saudi Arabia Riyal borrowings, for the applicable interest period, plus a margin of 1.25% to 1.5% per annum. As of December 31, 2024, and December 31, 2023, this resulted in interest rates of 7.67% and 8.23%, respectively, for U.S. dollar denominated borrowings, and interest rates of 8.18% and 8.58%, respectively, for Saudi Arabian Riyal borrowings. The working facility requires the payment of a commitment fee each quarter. The commitment fee is computed at the rate of 0.3125% (25% of the margin) on the facility lender’s available commitment for the relevant quarter. As of December 31, 2024, and December 31, 2023, the Company had utilized $226.6 million and $178.6 million, respectively, under this working capital facility and the balance of $78.4 million and $146.4 million, respectively, was available to the Company.

The 2021 Secured Facilities Agreement includes covenants that specify maximum leverage (Net Debt / EBITDA) up to 3.50, minimum debt service coverage ratio (Cash Flow / Debt Service) of at least 1.25, and interest coverage (EBITDA / Interest) of at least 4.00. As of December 31, 2024, the Company was in compliance with all financial and non-financial covenants under the 2021 Secured Facilities Agreement.

Other Working Capital Facilities

The Company has also retained other legacy bilateral working capital facilities totaling $13.3 million and $13.4 million at December 31, 2024 and December 31, 2023, respectively. As of December 31, 2024, and December 31, 2023, the Company had utilized $5.0 million and $6.7 million, respectively, under this working capital facility and the balance of $8.6 million and $6.7 million, respectively, was available to the Company.

Utilization of the working capital facilities under both the legacy bilateral working capital facilities and 2021 Secured Facilities Agreement comprises letters of credit issued to vendors, guarantees issued to customers, vendors, and others, and short-term borrowings used to settle letters of credit. Once a letter of credit is presented for payment by the vendor, the Company at its election can settle the letter of credit from available cash or leverage short-term borrowings available under both the legacy HSBC arrangement and 2021 Secured Facilities Agreement that will be repaid quarterly over a period of up to two years. Until a letter of credit is presented for payment by the vendor, it is disclosed as an off-balance sheet obligation. For additional discussion of outstanding letters of credit and guarantees, see Note 13, Commitments and Contingencies.

Short-term debt

The Company’s short-term debt obligations consist of the following (in US$ thousands):

	December 31,	December 31,
	2024	2023

Other short-term borrowings from working capital facilities	$59,832	$49,001
Less: unamortized debt issuance costs	(112)	(112)
Short-term debt, excluding current installments of long-term debt	$59,720	$48,889

Short-term borrowings primarily consist of financing for capital equipment and inventory purchases.

Other debt information

Scheduled principal payments of long-term debt for periods subsequent to December 31, 2024, are as follows (in US$ thousands):

2025	$68,735
2026	64,500
2027	193,500
2028	-
2029	-
Total	$326,735